UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

PALOMINO LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56582	88-1619619
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 Castilian Drive, Suite 102, Goleta, CA	93117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 756-2981

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information contained in Item 3.02 below relating to the various agreements described therein is incorporated herein by reference. All descriptions of the agreements described below are qualified in their entirety by reference to the form of the relevant agreement that is filed as an exhibit to this Report and incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The Offering

On April 20, 2026, Palomino Laboratories Inc. (the “Company”) entered into subscription agreements (each a “Subscription Agreement”) with certain accredited investors and sold in an initial closing (the “Initial Closing”) of a private placement (the “Offering”) an aggregate of 3,773,853 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for an aggregate purchase price of $15,095,412.00, at a purchase price of $4.00 per Share. The Company and Laidlaw & Company (UK) Ltd. (the “Placement Agent”) may conduct additional closings until April 30, 2026 (together with the Initial Closing, the “Closings”, and each a “Closing”) of the Offering at their discretion for up to $30,000,000. Each investor in any closing subsequent to the date of the filing of this Report will be required to represent that, as of the date of entering into the subscription agreement and the date of the applicable closing, it (i) has a substantive, pre-existing relationship with us or has direct contact with us or the Placement Agent outside of the Offering, and (ii) did not independently contact us or a Placement Agent or become interested in the Offering as a result of reading or otherwise being aware of this current Report, any press release or any other public disclosure disclosing the terms of the Offering.

In connection with the Offering, the Placement Agent will be paid at each Closing (i) a cash fee equal to ten percent (10%) of the gross proceeds delivered to the Company on a closing date by parties introduced by the Placement Agent and (ii) five percent (5%) of the gross proceeds delivered to the Company on a closing date by parties introduced by the Company, as well as a non-allocable expense reimbursement equal to two (2%) of the gross proceeds delivered by Placement Agent introduced investors on a closing date to the Company, and one (1%) of the gross proceeds delivered by Company introduced investors on a closing date to the Company. The Placement Agent will also receive, at the final closing of the Offering, warrants to purchase shares of Common Stock in an amount equal to ten percent (10%) of the Common Stock sold to Placement Agent introduced parties which are exercisable for five (5) years and have an exercise price equal to 120% of the lowest price per share of the shares of Common Stock issued or issuable to investors in the Offering. The Company has agreed to pay certain other expenses of the Placement Agent, including the fees and expenses of its counsel, in connection with the Offering. Subject to certain customary exceptions, the Company will also indemnify the Placement Agent to the fullest extent permitted by law against certain liabilities that may be incurred in connection with the Offering, including certain civil liabilities under the Securities Act of 1933, and, where such indemnification is not available, to contribute to the payments the Placement Agent and its sub-agents may be required to make in respect of such liabilities.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Registration Rights Agreement

In connection with the Offering, the Company entered into a Registration Rights Agreement, by and among the Company and the purchasers of Shares pursuant to the Offering (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Company has agreed to file a resale registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) as soon as commercially reasonable, registering for resale the Registrable Securities (as such term is defined in the Registration Rights Agreement). The Company will also use commercially reasonable efforts to cause the registration statement to be declared effective no later than one hundred and twenty (120) days after the initial filing date.

If fewer than all of the Registrable Securities are included in the registration statement when it becomes effective, the Company will use its commercially reasonable efforts within sixty (60) calendar days after the effective date of the registration statement, or as soon as within thirty (30) business days after the first date that is permitted by the SEC, to register for resale as many of the Reduction Securities (as defined in the Registration Rights Agreement) as the SEC will permit (pro rata among the holders of such Reduction Securities) using one or more registration statements that it is then entitled to use, and to cause such registration statement(s) to become effective as soon as practicable, until all of the Reduction Securities have been so registered; provided, however, that the Company shall not be required to register such Reduction Securities during a Blackout Period (as defined in the Registration Rights Agreement).

The holders of Registrable Securities shall have “piggyback” registration rights for Registrable Securities not registered as provided above with respect to any registration statement filed by the Company following the effectiveness of the aforementioned registration statement that would permit the inclusion of such underlying shares, subject, in an underwritten offering, to customary cut-back on a pro rata basis among the holders of Registrable Shares if the underwriter or the Company determines that marketing factors require a limitation on the number of shares of stock or other securities to be underwritten.

The Company also entered into a registration rights agreement with the Placement Agent (the “Laidlaw Registration Rights Agreement”) that provides for the registration of such holder’s Registrable Securities (as defined in the Laidlaw Registration Rights Agreement), as and when the Company qualifies to file on Form S-3. The other terms of the Laidlaw Registration Rights Agreement are substantially similar to the Registration Rights Agreement (together with the Registration Rights Agreement, “Registration Rights Agreements”).

The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreements, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1*	Form of Subscription Agreement

10.1	Form of Registration Rights Agreement

10.2	Form of Laidlaw Registration Rights Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2026	PALOMINO LABORATORIES INC.

	By:	/s/ Jeffrey B. Shealy
	Name:	Jeffrey B. Shealy
	Title:	Chief Executive Officer